UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – October 23, 2024

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Ms. Jennifer Wilson.
As reported on Form 8-K filed by SIFCO Industries, Inc., an Ohio corporation (the “Company”) on August 12, 2024, on August 8, 2024, Thomas R. Kubera notified the Board of Directors (the “Board”) of the Company of his desire to retire and resign from his position as Chief Financial Officer of the Company, effective as of November 13, 2024.
On October 23, 2024, the Board appointed Jennifer Wilson Skuhrovec to serve as the Chief Financial Officer of the Company, effective as of November 13, 2024. Ms. Wilson will succeed Mr. Kubera as Chief Financial Officer and will serve as principal accounting officer for Securities and Exchange Commission purposes.
Ms. Wilson, age 45, has served as the Company’s Director of External Reporting since 2022. She brings significant experience in strategic accounting and finance and a deep knowledge of the Company’s accounting and operating organization. Prior to her role as Director of External Reporting, Ms. Wilson served as the Controller of the Company’s Orange, California facility and as a Director of Financial Planning and Analysis. Prior to joining the Company, Ms. Wilson served as an Accounting and Finance Consultant with Resources Global Professionals and as a Manager of Accounting and Treasury for Technical Consumer Products. She is a certified public accountant and holds a Masters of Business Administration and Bachelor of Science in accounting from David N. Meyers College.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Offer Letter delivered by SIFCO Industries, Inc. to Jennifer Wilson on October 22, 2024
	99.1	Press Release dated October 25, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: October 25, 2024
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)